UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2024

QXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50302	16-1633636
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five American Lane Greenwich, Connecticut	06831
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 888-998-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.00001 per share	QXO	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 22, 2024, QXO, Inc. (the “Company”) entered into purchase agreements (together, the “Purchase Agreements”) with certain institutional and accredited investors named therein (the “Investors”), pursuant to which the Company agreed to issue and sell to the Investors in a private placement (the “Private Placement”) an aggregate of 67,833,699 shares (the “Shares”) of the Company’s common stock, par value $0.00001 per share (the “Common Stock”), at a purchase price of $9.14 per share. The aggregate gross proceeds from the Private Placement are expected to be approximately $620 million, before deducting placement agent fees and offering expenses.

The Private Placement is expected to close on July 25, 2024. Following the closing of the Private Placement, QXO will have approximately 409.4 million outstanding shares of Common Stock. On a fully diluted basis, following the closing and giving effect to the conversion of the Company’s 1.0 million outstanding shares of preferred stock and the exercise of the 219.0 million outstanding warrants issued with its preferred stock (assuming cash exercise), as well as the exercise of the 42.0 million pre-funded warrants issued in the prior private placement financing, the Company would have approximately 889.4 million outstanding shares of Common Stock (or approximately 739.0 million outstanding shares of Common Stock assuming the exercise on a cashless basis of the warrants issued with the preferred stock at an assumed stock price equal to the price per share in the Private Placement).

The Purchase Agreements contain customary representations, warranties and agreements by the Company and the Investors, indemnification obligations of the Company and the Investors, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), and other obligations of the parties.

In addition, the Purchase Agreements provide certain registration rights, pursuant to which the Company has agreed to register the resale of the Shares. The Company is required to use commercially reasonable efforts to file a registration statement with the Securities and Exchange Commission (the “SEC”) covering the resale by the Investors of their Shares within 15 business days following the closing of the Private Placement.

The Private Placement is exempt from the registration requirements of the Securities Act pursuant to the exemption for transactions by an issuer not involving any public offering under Section 4(a)(2) of the Securities Act and in reliance on similar exemptions under applicable state laws. The Company relied on this exemption from registration based in part on representations made by the Investors. The securities sold and issued in the Private Placement are not registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. Neither this Current Report on Form 8-K, nor the exhibits attached hereto, is an offer to sell or the solicitation of an offer to buy the securities described herein.

The foregoing description of the Purchase Agreements does not purport to be complete and is qualified in its entirety by reference to the form of Purchase Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

See the description set out under Item 1.01 above, which is incorporated by reference into this Item 3.02.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 22, 2024, the board of directors of the Company (the “Board”) increased the size of the Board from six to seven members and appointed Jared C. Kushner to the Board, effective the same day.

Mr. Kushner, 43, founded Affinity Partners, an investment firm, in 2021. Previously, he served as a senior advisor to the President of the United States and director of the Office of American Innovation.

Item 8.01	Other Events.

On July 22, 2024, the Company issued a press release announcing the Private Placement and the closing of the Company’s previously announced private placement financing, a copy of which is attached hereto as Exhibit 99.1 and is incorporated into this Item 8.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements that are not historical facts, including statements about beliefs, expectations, targets, goals, the expected timing of the closing of the Private Placement , are forward-looking statements. These statements are based on plans, estimates, expectations and/or goals at the time the statements are made, and readers should not place undue reliance on them. In some cases, readers can identify forward-looking statements by the use of forward-looking terms such as “may,” “will,” “should,” “expect,” “opportunity,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” or the negative of these terms or other comparable terms. Forward-looking statements involve inherent risks and uncertainties and readers are cautioned that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statements. Factors that could cause actual results to differ materially from those described herein include, among others:

•	risks associated with potential significant volatility and fluctuations in the market price of the Company’s common stock;

•	risks associated with the Company’s relatively low public float, which may result in its common stock experiencing significant price volatility;

•	risks associated with raising additional equity or debt capital from public or private markets to pursue the Company’s business plan following the closing of the Private Placement, including potentially one or more additional private placements of common stock, and the effects that raising such capital may have on the Company and its business, including the risk of substantial dilution or that the Company’s common stock may experience a substantial decline in trading price;

•	the possibility that additional future financings may not be available to the Company on acceptable terms or at all;

•	the effect that the consummation of the Private Placement may have on the Company and its current or future business or on the price of the Company’s common stock;

•	the possibility that an active, liquid trading market for the Company’s common stock may not develop or, if developed, may not be sustained;

•	the possibility that the Company’s outstanding warrants and preferred stock may or may not be converted or exercised, and the economic impact on the Company and the holders of common stock of the Company that may result from either such exercise or conversion, including dilution, or the continuance of the preferred stock remaining outstanding, and the impact its terms, including its dividend, may have on the Company and the common stock of the Company;

•	uncertainties regarding the Company’s focus, strategic plans and other management actions;

•	the risk that the Company is or becomes highly dependent on the continued leadership of Brad Jacobs as chairman and chief executive officer and the possibility that the loss of Jacobs in these roles could have a material adverse effect on the Company’s business, financial condition and results of operations;

•	the risk that certain rules of the SEC may require that any registration statement the Company may file with the SEC be subject to SEC review and potential delay in its effectiveness, and that a registration statement must be filed and declared effective for any acquisition (including an all-cash acquisition), which would delay its consummation and could reduce the Company’s attractiveness as an acquirer for potential acquisition targets;

•	the possibility that the concentration of ownership by Jacobs may have the effect of delaying or preventing a change in control of the Company and might affect the market price of shares of the common stock of the Company;

•	the risk that Jacobs’ past performance may not be representative of future results;

•	the risk that the Company is unable to retain world-class talent;

•	the risk that the failure to consummate any acquisition expeditiously, or at all, could have a material adverse effect on the Company’s business prospects, financial condition, results of operations or the price of the Company’s common stock;

•	risks that the Company may not be able to enter into agreements with acquisition targets on attractive terms, or at all, that agreed acquisitions may not be consummated, or, if consummated, that the anticipated benefits thereof may not be realized and that the Company encounter difficulties in integrating and operating such acquired companies, or that matters related to an acquired business (including operating results or liabilities or contingencies) may have a negative effect on the Company or its securities or ability to implement its business strategy, including that any such transaction may be dilutive or have other negative consequences to the Company and its value or the trading prices of its securities;

•	risks associated with cybersecurity and technology, including attempts by third parties to defeat the security measures of the Company and its business partners, and the loss of confidential information and other business disruptions;

•	the possibility that new investors in any future financing transactions could gain rights, preferences and privileges senior to those of the Company’s existing stockholders;

•	the possibility that building products distribution industry demand may soften or shift substantially due to cyclicality or seasonality or dependence on general economic conditions, including inflation or deflation, interest rates, consumer confidence, labor and supply shortages, weather and commodity prices;

•	the possibility that regional or global barriers to trade or a global trade war could increase the cost of products in the building products distribution industry, which could adversely impact the competitiveness of such products and the financial results of businesses in the industry;

•	risks associated with potential litigation related to the transactions contemplated by the Investment Agreement or related to any possible subsequent financing transactions or acquisitions or investments;

•	uncertainties regarding general economic, business, competitive, legal, regulatory, tax and geopolitical conditions; and

•	other factors, including those set forth in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2023, Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, and subsequent Quarterly Reports on Form 10-Q.

Forward-looking statements herein speak only as of the date each statement is made. The Company undertakes no obligation to update any of these statements in light of new information or future events, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.1	Form of Purchase Agreement, dated as of July 22, 2024, by and between the Company and the Investor signatory thereto.
99.1	Press Release, dated July 22, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 22, 2024

QXO, INC.

By:	/s/ Christopher Signorello
Name: Christopher Signorello
Title: Chief Legal Officer